                         CHECKFREE HOLDINGS CORPORATION



                              ---------------------

                                   Exhibit 24

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

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of CheckFree Holdings Corporation (the "Corporation") hereby appoints Peter J. Kight, Mark A. Johnson, and Curtis A. Loveland as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (the "Registration Statement"), pursuant to Rule 414 of the Securities Act of 1933, as amended (the "Securities Act"), for the purpose of adopting the predecessor corporation's registration statement on Form S-8 filed with the Securities and Exchange Commission on October 20, 1995, as amended (Registration No. 33-98442), registering under the Securities Act 2,195,793 authorized and unissued shares of the Common Stock, $.01 par value, of the Corporation to be sold and distributed by the Corporation pursuant the Corporation's 1993 Amended and Restated Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys in fact, and to each of them, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 22nd day of December, 1997.



/s/ Peter J. Kight                                            Chairman of the Board of Directors, President
-----------------------------------                           and Chief Executive Officer
Peter J. Kight


/s/ Mark A. Johnson                                           Vice Chairman, Corporate Development and Marketing,
-----------------------------------                           Director
Mark A. Johnson


/s/ James S. Douglass                                         Executive Vice President, Chief Financial Officer
-----------------------------------                           and Treasurer
James S. Douglass


/s/ Gary A. Luoma, Jr.                                        Vice President, Chief Accounting Officer and
-----------------------------------                           Assistant Secretary
Gary A. Luoma, Jr.


/s/ George R. Manser                                          Director
-----------------------------------
George R. Manser


/s/ Eugene F. Quinn                                           Director
-----------------------------------
Eugene F. Quinn


/s/ Jeffrey M. Wilkins                                        Director
-----------------------------------
Jeffrey M. Wilkins


/s/ William P. Boardman                                       Director
-----------------------------------
William P. Boardman